INVESTMENTS IN ASSOCIATES, JOINT VENTURES AND OTHER INVESTMENTS	6 Months Ended
Jun. 30, 2024
Non-current assets or disposal groups classified as held for sale or as held for distribution to owners [abstract]
INVESTMENTS IN ASSOCIATES, JOINT VENTURES AND OTHER INVESTMENTS	ACQUISITIONS
On May 31, 2024, ArcelorMittal completed the acquisition of Italpannelli SRL in Italy and Italpannelli Iberica in Spain ("Italpannelli"). Italpannelli is a manufacturer of lightweight insulation panels for roofs and façades. It operates two production plants across Europe, in Zaragoza (Spain) and Abruzzo (Italy). The acquisition adds considerable strategic value to ArcelorMittal Construction’s business within the Sustainable Solutions operating segment in terms of growth, enhanced geographic market offering, product capabilities and synergies. The total preliminary cash consideration paid was €268 million (201 net of cash acquired of 88). Following the recent closing of the transaction, the acquisition-date fair value of the identifiable assets and liabilities and goodwill of Italpannelli have been determined on a provisional basis. The Company expects to complete its measurement during the second half of 2024. Revenue and net income since acquisition date were 11 and 2, respectively.
Revenue and net income attributable to the equity holders of the parent of the Company for six months ended June 30, 2024 were 32,588 and 1,450, respectively, as though ArcelorMittal had completed the Italpannelli acquisition as of January 1, 2024.
On June 20, 2024, the Company acquired from Euler Hermes Reinsurance AG the reinsurance company Euler Hermes Re for €134 million (144). Net cash inflow was 17 considering 161 cash acquired. The Company concluded that the acquisition of Euler Hermes RE was not a business combination as the transaction did not include the acquisition of any strategic management, operational and resource management processes.
The table below summarizes the provisional acquisition-date carrying value of identifiable assets and liabilities assumed during the six months ended June 30, 2024 for Italpannelli.

Italpannelli
Current assets	79
Property, plant and equipment	36
Intangible assets	1
Total assets	116
Other liabilities	(26)
Total liabilities	(26)
Net assets acquired	90
Consideration paid, net of cash acquired	201
Goodwill	111

INVESTMENTS IN ASSOCIATES, JOINT VENTURES AND OTHER INVESTMENTS

During the first half of 2024, the Company sold its remaining 4.23% interest in Ereĝli Demir ve Çelik Fabrikalari T.A.S. (“Erdemir”) at the Istanbul stock exchange for 227 net proceeds. As the investment was classified at FVOCI, the accumulated revaluation gain of 75 was transferred from other comprehensive income to retained earnings.
On March 12, 2024, ArcelorMittal announced that it had signed a Share Purchase Agreement for the acquisition of 65,243,206 shares, representing 28.4% equity interest in Vallourec, for €14.64 per share from funds managed by Apollo Global Management, Inc., for a total consideration of approximately €955 million. Transaction closing is subject to regulatory approvals and is expected to complete in the third quarter of 2024. The Share Purchase Agreement includes a forward component (the fair value was 8 as of June 30, 2024) as the purchase price was fixed ahead of the closing date. The Company concluded that it will exercise significant influence in Vallourec and would accordingly account for its investment under the equity method upon closing.
On February 20, 2024, the Italian Government placed Acciaierie d'Italia SpA ("ADI") into extraordinary administration subsequent to the request of Invitalia, thereby passing control of the company from its current shareholders, ArcelorMittal and Invitalia, to government appointed commissioners. Accordingly, as a result of loss of joint control, the Company derecognized its investment in ADI, which had a nil carrying amount following the 1,405 impairment loss recognized in 2023.